Exhibit 10.1 ---- Form of promissory note.

60 DAY PROMISSORY NOTE

Loan Amount:	$

Date of Loan:		, 2011

For value received, the undersigned Hunt Global Resources Inc. ("the Borrower"), at 10001 Woodloch Forest Drive Suite 325, The Woodlands TX 77380, promises to pay to the order of _____________________, residing at ____________________________; (or at such other place as the Lender may designate in writing) the sum of $____________________ plus _________________ 2-Year Warrants to purchase borrowers common stock, exercisable at $1.50 per warrant, based on 1.33 warrants per dollar of principal loaned (rounded to the nearest whole amount); or lender may convert the amount due in whole or in part into restricted common stock under the terms granted herein.

The unpaid principal shall be payable in one installment, at maturity: in the amount of $_______________ plus 10% interest per year totaling: $________________ or convert as follows:

All or any portion of loan balance into Hunt Global common stock at a purchase price of $1.50 (one dollar fifty cents) per share, in the name of ___________________ or his assignee, totaling up to ________________________ shares of restricted common stock, if lender converts all principal plus interest, totaling $_______________________.

Additionally, and as outlined in paragraph one above, Hunt Global Resources, Inc. will automatically issue _____________________ 2-Year Warrants on the effective the date of the loan from lender to purchase the Borrowers common stock, exercisable at $1.50 per share, whether or not the lender converts any portion of the loan into common stock of the borrower.

If the payment obligation under this Note is not paid when due, the Borrower agrees to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

Payment of this Note is collateralized by all of the assets of Hunt Global Resources Inc.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

This Note shall be construed in accordance with the laws of the State of Texas.

Signed this ____________ day of ________________ 2011

Borrower:

______________________________

Hunt Global Resources Inc.

______________________, CEO